Exhibit 99.2

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

brobbins@robbinsarroyo.com

KEVIN A SEELY (199982)

kseely@robbinsarroyo.com

ASHLEY R. RIFKIN (246602)

arifkin@robbinsarroyo.com

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Counsel for Plaintiff Arnaud van der

Gracht de Rommerswael

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

ARNAUD VAN DER GRACHT DE ROMMERSWAEL, Derivatively on Behalf of PUMA BIOTECHNOLOGY, INC.,

                  Plaintiff,

  v.

ALAN H. AUERBACH, CHARLES R. EYLER, JAY M. MOYES, TROY E. WILSON, ADRIAN M. SENDEROWICZ, FRANK E. ZAVRL, and THOMAS R. MALLEY,

                  Defendants,

    -and-

PUMA BIOTECHNOLOGY, INC., a Delaware corporation,

                 Nominal Defendant.

Case No. 8:18-cv-00236-AG-JCG NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

TO:	ALL OWNERS OF THE COMMON STOCK OF PUMA BIOTECHNOLOGY, INC. (“PUMA” OR THE “COMPANY”) CURRENTLY AND AS OF SEPTEMBER 28, 2018 (“APPLICABLE PUMA SHAREHOLDERS”):

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A PUMA SHAREHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS.

YOU ARE HEREBY NOTIFIED, pursuant to an Order of the U.S. District Court for the Central District of California (the “Court”), that a proposed settlement has been reached by the parties to the following shareholder derivative actions brought on behalf and for the benefit of Puma: (i) Xie v. Auerbach, Case No. BC616617 (Cal. Super. Ct.-L.A. Cty.); (ii) McKenney v. Auerbach, Case No. BC617059 (Cal. Super. Ct.-L.A. Cty.) (together the “State Actions”); (iii) van der Gracht de Rommerswael v. Auerbach, Case No. 8:18-cv-00236-AG-JCG (C.D. Cal.); and (iv) Duran v. Auerbach, Case No. 2:18-cv-04802-AG-DFM (C.D. Cal.) (“Duran Action”) (collectively, the “Actions”).1

As explained below, A hearing will be held on January 7, 2019 at 10:00 a.m., before the Honorable Andrew J. Guilford, at the U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Court 10D, Los Angeles, California 92701 (the “Settlement Hearing”), at which the Court will determine whether to approve the Settlement. You have an opportunity to be heard at this hearing.

The terms of the settlement are set forth in the Stipulation and summarized in this Notice. If approved by the Court, the Settlement will fully resolve the Actions, including the dismissal of the Actions with prejudice. For a more detailed statement of the matters involved in the Actions, the Settlement, and the terms discussed in this

1 All capitalized terms herein have the same meanings as set forth Settling Parties’ Stipulation of Settlement dated September 28, 2018 (the “Stipulation”), which is available for viewing on the website of Puma at www.                    .com.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

Notice, the Stipulation may be inspected at the Clerk of Court’s office, U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Room 1053, Los Angeles, California 92701. The Stipulation is also available for viewing on the website of Puma at https://investor.pumabiotechnology.com. For a fee, all papers filed in the van der Gracht de Rommerwael Action are available at www.pacer.gov.

This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Actions, but is merely to advise you of the pendency and settlement of the Actions.

THERE IS NO CLAIMS PROCEDURE. This case was brought to protect the interests of Puma. The Settlement will result in changes to the Company’s corporate governance, not in payment to individuals, and accordingly, there will be no claims procedure.

I.	THE ACTIONS

The Actions are brought by Plaintiffs solely on behalf of and for the benefit of Puma and against the Individual Defendants. Puma is a biopharmaceutical company that has focused its efforts almost entirely on developing and marketing the drug, NERLYNXTM (“neratinib”), a drug designed to treat patients with human epidermal growth factor receptor 2-positive breast cancers. The derivative claims arise from the Individual Defendants’ alleged breaches of fiduciary duties for making and/or approving allegedly false and misleading statements regarding neratinib’s safety and efficacy (and corresponding likelihood to receive approval from the U.S. Food and Drug Administration (“FDA”)).

II.	PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiffs believe that the Actions have substantial merit, and Plaintiffs’ entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

in the Actions. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and through possible appeals. Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs’ Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged in the Actions.

Plaintiffs’ Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing Puma’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company, its financial condition, and the status and results of Puma’s research and development efforts relating to its drug, neratinib; (ii) reviewing related media reports about the Company; (iii) researching applicable law with respect to the claims alleged in the Actions and potential defenses thereto; (iv) researching and preparing correspondence related to plaintiff van der Gracht de Rommerswael’s litigation demand; (v) preparing and filing derivative complaints; (vi) reviewing documents produced to plaintiffs in the State Actions pursuant to the stipulation to stay that was granted by the Superior Court; (vii) conducting damages analyses; (viii) reviewing and analyzing relevant documents in the Securities Action—including the motion to dismiss briefing and the Court’s order denying the defendants’ motion to dismiss—and evaluating the merits of, and the defendants’ potential liability in connection with, the Securities Action; (ix) researching corporate governance best practices; (x) researching and preparing correspondence related to the settlement demands; (xi) participating in a day-long mediation and several follow-up discussions; and (xii) negotiating this Settlement with Defendants. Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Puma. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of Puma and have agreed to settle the Actions upon the terms and subject to the conditions set forth herein.

III.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Actions. The Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged in the Actions.

Nonetheless, Defendants have concluded that further litigation of the Actions would be protracted and expensive, and that it is desirable for the Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in the Stipulation. Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. Defendants have, therefore, determined that it is desirable and beneficial that the actions be settled in the manner and upon the terms and conditions set forth in the Stipulation.

Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever.

IV.	TERMS OF THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Puma’s

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

website at https://investor.pumabiotechnology.com. The following is only a summary of its terms.

Puma, acting through its independent, non-defendant directors, reviewed the allegations and the settlement terms, and in a good faith exercise of business judgment determined that the Settlement and each of its terms, as set forth in the Stipulation, to be in the best interests of Puma.

As consideration for the Settlement, Puma has agreed to implement and maintain the corporate governance reforms set forth in Exhibit A to the Stipulation (“Reforms”). The Reforms shall be maintained by Puma for a period of not less than five (5) years. Puma and the Individual Defendants acknowledge that the prosecution and settlement of the Actions was a substantial and material factor in the Company’s decision to adopt and/or implement the Reforms, and agree that the Reforms are significant and extensive and confer substantial benefits upon Puma and its shareholders.

The Reforms are specifically designed to address the alleged wrongdoing by increasing direct Board and executive oversight over the Company’s public disclosures and disclosure controls, and improving the overall independence, competence, and effectiveness of the Board. The Reforms provide for, among other things:

●      The appointment of one new Independent Director, which brings the Board to seven members, as well as procedures for identifying the new Independent Director;

●      Stockholder input for the new Independent Director and future director nominees, as well as a requirement that the Nominating and Governance Committee consider such nominees and include their deliberations with respect to director nominees in the minutes of their proceedings;

●      Enhanced board independence requiring two-thirds of the members of the Board (as opposed to the current majority) satisfy a list of heightened independence requirements beyond those set forth in the NASDAQ listing standards and the Sarbanes-Oxley Act;

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

●      Formal continuing education program for directors that requires both an annual presentation focused on a topic of particular importance to the Company, as well as a multi-day training course every three years;

●      Requirement that nonemployee directors own at least 10,000 shares of Puma common stock;

●      Management’s involvement, together with the Audit Committee, in assessing the adequacy of the Company’s internal controls over financial reporting and disclosure controls and procedures, including reporting requirements in the Company’s Form 10-K regarding any material weaknesses;

●      Requirement that the Chief Financial Officer (“CFO”) certify to the Audit Committee at least annually that CFO and/or the Company’s outside auditor has performed a risk assessment pertaining to financial reporting risks and promptly addressed potentially unlawful activities;

●      Creation of a Board-level Research and Development Committee (“R&D Committee”), requirements that certain members of the R&D Committee have scientific and/or medical expertise and an overlapping position on the Audit Committee, and required responsibilities of the R&D Committee, which include overseeing the Company’s product pipeline and research and development efforts, including oversight and evaluation of the Company’s clinical trials and clinical development risk, as well as reviewing and pre-approving all material public disclosures related to the Company’s product pipeline and research and development efforts. The Research and Development Committee shall also have quarterly meetings with the Chief Medical and Scientific Officer and provide quarterly presentations to the entire Board;

●      Requirement that the Compensation Committee consider officers’ performance as it relates to legal compliance and compliance with the Company’s internal policies and procedures in determining the compensation and termination benefits of officers;

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

●      Requirement that the Audit Committee inform the full Board of any material suspected errors in the Company’s independent audits or books and records, and timely inform the full Board if the Company appears to have insufficient liquidity;

●      Stockholders’ ability to call special meetings of the Board;

●      Heightened requirements for approval and disclosure of related party transactions; and

●      Enhanced requirements relating to the Company’s whistleblower hotline, including documentation of complaints and/or investigations, external auditor review, and escalation to the Board.

This Notice provides a summary of some, but not all, of the Reforms that Puma has agreed to adopt as consideration for the Settlement. For a list of all of the Reforms, please see Exhibit A to the Stipulation, which is available for viewing from the Court or on Puma’s website at https://investor.pumabiotechnology.com.

V.	DISMISSAL AND RELEASES

The Settlement is conditioned upon the occurrence of certain events, which include, among other things: (i) final approval of the Settlement by the Court following notice to Applicable Puma Shareholders and the Settlement Hearing contemplated by the Stipulation; (ii) Court entry of the Judgment, approving the Settlement and dismissing with prejudice the van der Gracht de Rommerswael Action, without awarding costs to any Party, except as provided herein; (iii) State Court issuance of an order dismissing the State Actions with prejudice; and (iv) Court issuance of an order dismissing the Duran Action with prejudice (the “Effective Date”).

Upon the Effective Date, the Releasing Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all derivative claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Federal Actions and the State Actions against the Released Persons.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

Except as set forth in paragraph 5.3 of the Stipulation, upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Federal Plaintiffs, Federal Plaintiffs’ Counsel, State Plaintiffs, and State Plaintiffs’ Counsel from all claims (including claims related to Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Federal Actions, the State Actions, or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

VI.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

After negotiating the substantive terms of the settlement, the Settling Parties discussed a fair and reasonable sum to be paid to Plaintiffs’ Counsel for their attorneys’ fees and expenses. The Settling Parties engaged in an all-day, in-person formal mediation before Gregory P. Lindstrom and ultimately accepted his mediator’s proposal as to the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. In recognition of the substantial benefits conferred upon Puma as a direct result of the prosecution and Settlement of the Actions, and subject to Court approval, the Individual Defendants shall cause their insurers to pay Plaintiffs’ Counsel the agreed-to amount of $1,175,000 (the “Fee and Expense Amount”). To date, Plaintiffs’ Counsel have neither received any payment for their services in conducting the Actions, nor have counsel been reimbursed for their out-of-pocket expenses incurred. The Settling Parties believe that the sum agreed to is within the range of attorneys’ fees and expenses approved by courts under similar circumstances in litigation of this type. Puma’s shareholders are not personally liable for the payment of any award of attorneys’ fees and expenses.

Plaintiffs’ Counsel may apply to the Court for service awards of up to $1,500 for each of the Plaintiffs, only to be paid upon Court approval, and to be paid from the Fee

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

and Expense Amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Actions. Neither Puma nor any of the Individual Defendants shall be liable for any portion of any service awards.

VII.	THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Andrew J. Guilford, at the U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Court 10D, Los Angeles, California 92701 (the “Settlement Hearing”), at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the Notice fully satisfied the requirements of Rule 23.1 of the Federal Rule of Civil Procedure and the requirements of due process; (iii) whether all Released Claims against the Released Persons should be fully and finally released; (iv) whether the agreed-to Fee and Expense Amount should be approved; and (v) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice.

VIII.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Applicable Puma Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the amount of attorneys’ fees and reimbursement of expenses should not be approved. However, unless otherwise ordered by the Court, you shall only be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the amount of attorneys’ fees and reimbursement of expenses to Plaintiffs’ Counsel, unless you have, at least fourteen (14) calendar days prior to the Settlement Hearing, filed with the Court a written notice of objection containing the following information:

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

1.      Your name, legal address, and telephone number;

2.      The case name and number (van der Gracht de Rommerswael v. Auerbach, No. 8:18-cv-00236-AG-JCG);

3.      Proof of being a Puma shareholder currently and as of September 28, 2018;

4.      The date(s) you acquired your Puma shares;

5.      A statement of each of each objection being made;

6.      Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and

7.      Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before December 24, 2018. All written objections and supporting papers must be filed with the Clerk of the Court, U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Room 1053, Los Angeles, California 92701and serve such materials by that date, to each of the following Settling Parties’ counsel:

Counsel for Plaintiffs:	Counsel for Defendants:

Ashley R. Rifkin	Ryan E. Blair
ROBBINS ARROYO LLP	COOLEY LLP
600 B Street, Suite 1900	4401 Eastgate Mall
San Diego, CA 92101	San Diego, CA 92121

and

Phillip Kim
THE ROSEN LAW FIRM, P.A.
275 Madison Avenue, 34th Floor
New York, NY 10016

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN DECEMBER 24, 2018. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

Unless otherwise ordered by the Court, any Applicable Puma Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be barred and foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, or to otherwise be heard, and shall otherwise be bound by the Judgment to be entered and the releases to be given.

IX.	EXAMINATION OF PAPERS AND INQUIRIES

There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on the website Puma at https://investor.pumabiotechnology.com. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Room 1053, Los Angeles, California 92701. Or you can call Robbins Arroyo LLP, 600 B Street, Suite 1900, San Diego, California 92101, telephone: (619) 525-3990 or The Rosen Law Firm, P.A., 275 Madison Avenue, 34th Floor, New York, New York 10016, telephone: (212) 686-1060, for additional information concerning the settlement.

PLEASE DO NOT CONTACT THE COURT OR PUMA

REGARDING THIS NOTICE.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

DATED: November 5, 2018

BY ORDER OF THE COURT UNITED STATES DISTRICT COURT OF THE CENTRAL DISTRICT OF CALIFORNIA

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)